                                                                   EXHIBIT 10.19

                                      FFSI
                         FORD FINANCIAL SERVICES, INC.

                             LEASE SCHEDULE NO. 003
                                       to
                    MASTER LEASE AGREEMENT NO.: B01060898SD
              (including all supplements and addenda the "Lease")

                                  dated as of

                          THE 13TH DAY OF AUGUST, 1998

                                    between

                    FORD FINANCIAL SERVICES, INC. ("LESSOR")

                                      and

                      INTERACTIVE TELESIS, INC. ("LESSEE")
          ***************************************************************


                              TERMS AND CONDITIONS

     1. LEASE. All terms used herein shall have the same meaning as set forth the Lease. The items of Equipment described on Exhibit "A", attached hereto and incorporated herein by this reference, are hereby Leased on the terms specified herein and in the Lease which by this reference are incorporated in this Schedule.

     2.   TERM AND COMMENCEMENT DATE.  The term of this Lease is for THIRTY-SIX
(36) MONTHS, is nonterminable and shall commence on the date Lessee signs the Delivery and Acceptance Certificate relating to the Equipment ("Acceptance Date").

     3.   RENT.  Lessee shall pay Rent to Lessor for the Equipment as follows:

          $3,065.64 PER MONTH FOR 36 MONTHS.

The payment of "Per Diem Rent" (calculated as one-thirtieth (1/30) of the monthly Rent amount) hereunder shall begin on the Acceptance Date and shall continue until the "Rent Commencement Date," which shall be a date chosen by the Lessor that is within thirty (30) days following the Acceptance Date. The first and last payment(s) of Rent shall be due and payable on the Rent Commencement Date. All subsequent Rent payments shall be due and payable on the same day of each succeeding calendar month thereafter until all obligations of Lessee under the Lease have been paid in full.

     Rental payments shall be paid to:

                                        FORD FINANCIAL SERVICES, INC.
                                        12520 HIGH BLUFF DR., STE. 120
                                        SAN DIEGO, CALIFORNIA 92130
                                        ATTN: LEASE DEPARTMENT

or such other addresses that may be designated by written notice given in the manner prescribed in the Lease.

     4.   LOCATION OF EQUIPMENT:

                                        INTERACTIVE TELESIS, INC.
                                        535 ENCINITAS BLVD., SUITE 116
                                        ENCINITAS, CALIFORNIA 92024

     5. ADVANCE RENTAL. Upon the execution of this Schedule, Lessee shall pay to Lessor as Advance Rental(s) and Deposit(s) in an amount equal to $6,131.28. Upon Acceptance by Lessor of this Schedule, the Advance Rental(s) and Deposit(s) shall become non-refundable. Upon execution of the Delivery and Acceptance Certificate the Advance Rental(s) and Deposit(s) shall be applied to the First and Last month's Rent and any Deposit(s) required and any Per Diem Rent due under this Schedule. After Acceptance of this Schedule by Lessor, if Lessee does not consummate this transaction, including, but not limited to, Lessee's rejection or refusal to Accept any item of Equipment pursuant to this Schedule, Lessor may retain the Advance Rental(s) and Deposit(s) as liquidated damages.

     6. STIPULATED LOSS VALUE. If this Schedule contains a Stipulated Loss Value of the Equipment, the Stipulated Loss Value of each item of Equipment as of each rental payment date in respect thereto shall be that percentage of Purchase Price of such item of Equipment as set forth due and including such date. The Purchase Price of the Equipment (including any applicable sales or use taxes and charges for transportation, assembly and/or installation) is $94,327.37.

     7. COUNTERPARTS. Three (3) counterparts of this Schedule have been executed by the parties hereto. One counterpart has been designated "Lessor's Copy." One counterpart has been designated "Lessee's Copy. One counterpart has been designated "File Copy." Only the counterpart marked "Lessor's Copy" along with the original or a photocopy of the Lease evidence Lessee's monetary obligations hereunder and therefore constitutes chattel paper under the Uniform Commercial Code. Notwithstanding the foregoing, if Lessor's Copy of this Lease shall become lost, mutilated or destroyed, Lessor may prove this Lease by photocopies hereof, or by Lessee's Copy.

     8.   END OF TERM PROVISION.  The Lessor, at its option, may grant to
Lessee the option to purchase all of the equipment set forth in said Lease Schedule upon the termination of the initial Lease Schedule Term, provided, however, that the Lessee has performed all conditions of said Lease and that an "Event of Default" has not occurred. Not withstanding the foregoing, the Lessor shall have the option to require the Lessee to purchase the equipment upon the full expiration of the Lease Schedule Term for its then Fair Market Value ("FMV"). Lessee hereby agrees that the Fair Market Value shall be based upon an appraisal provided by an appraiser of the Lessors selection. Should Lessor so require, Lessee hereby guarantees a minimum payment of $9,432.74 plus applicable taxes.

LESSOR:  FORD FINANCIAL SERVICES, INC.       LESSEE:  INTERACTIVE TELESIS, INC.


By: /s/ [signature illegible]                By: /s/ DONALD E. CAMERON
   -------------------------------------        --------------------------------
                                                Donald E. Cameron

Title: [Copy Illegible]  DATE 19-April, 1999    Title: President  DATE 4/19/99

                                      F F S I
                          FORD FINANCIAL SERVICES, INC.

                                   EXHIBIT A

     Attached to and forming a part of the following documents: LEASE SCHEDULE NUMBER 003 under that certain MASTER LEASE AGREEMENT NUMBER; B1060898SD dated the 13TH day of AUGUST, 1998 Certificate of Acceptance and UCC-1 Financing Statement to the referenced Lease Schedule, and any addenda thereto by and between FORD FINANCIAL SERVICES, INC., as Lessor, and INTERACTIVE TELESIS, INC., as Lessee.

     The Lease Schedule referenced above is incorporated herein by this reference. All terms used herein which are defined in the Lease shall have the same meaning herein.

     Lessee is hereby instructed to contact the Supplier referenced below for a description of any rights Lessee may have under the Supply Contract covering the Equipment.


SUPPLIER    QUANTITY     EQUIPMENT DESCRIPTION        MODEL NUMBER    SERIAL NUMBER  PURCHASE PRICE
--------    --------     ---------------------        ------------    -------------  --------------
PARAGON     8 001-061    D/240SC-T1 Voice Board         3,950.00                      31,600.00T
                         DT082440
                         DT082441
                         DT082442
                         DT082443
                         DT082444
                         DT082445
                         DT082446
                         DT082447
               F&H       Freight & Handling               122.00                         122.00
                         Sales Tax                          7.75%                      2,449.00

DELL

                  |      US English, Factory Install    412-6890
                1 |      America Online, CD and
                  |      Documentation, US English,
                  |      Not Factory Installed          420-0162
                1 |      Windows 98' CD for Inspiron
                  |      7000, Factory Install          430-0901
                1 |      3COM 10/100, Cardbus LAN Card,
                  |      FOR Dell Inspiron Notebooks,
                  |      Factory Install                900-5330
                1 |      Portable Rapid Response,
                  |      Initial Year, PCSS             900-5332
                1 |      Portable Rapid Response,
                  |      2 Year Extended, PCSS          412-0072
                1 |      MS Office Small Business
                  |      Edition 97.2,
                  |      CD & No Printed Material,
                  |      US English, Factory Install    412-0524
                1 |      MS Office 2000 Small Business
                  |      Upgrade Flyer, US, English     412-1398
                1 |      MS Bookshelf 99, CD & Documents
                  |      US English, Factory Install,
                  |      OEM Product
                  |
                1 |      Inspiron P300LT, Pentium II,   200-0917                       3,940.00   3,940.00
                  |      15" XGA Active Matrix
                  |      Display, Floppy Drive Included
                1 |      Port Replicator for all        310-0155
                  |      Inspiron 7000, Factory Install
                1 |      Nylon Carrying Case,           310-0219
                  |      Universal, Non-US for Dell
                  |      Inspiron Notebookds, Packaged
                  |      with System
                1 |      Dell Inspiron 7000 Setup Video 310-1221
                  |      Packaged with System, Factory
                  |      Install

                                   EXHIBIT A

                    EQUIPMENT                          MODEL          SERIAL        PURCHASE
SUPPLIER  QUANTITY  DESCRIPTION                        NUMBER         NUMBER        PRICE
--------  --------  -----------                        ------         ------        --------
             1      160MB SDRAM, 3DIMMs, Memory        311V0589
                    for Inspiron 7000,
                    Factory Install

             1      56K Internal Modem, for            313-0195
                    Inspiron 7000, Factory Install

             1      4XDVD + Floppy Drive and           313-0482
                    Internal MPEG-2 Decoder Card,
                    Inspiron 7000, Factory Install

             1      ATI 8MB Video Card for             320-0061
                    Inspiron 7000,
                    Factory Install

             1      14GB Hard Drive 17MM,              340-1804
                    Inspiron 7000, Factory Install

             1      ConnectDirect 3.0,CD,              412-0200

1    1    Dell PowerEdge 4300 Redundant [Copy Illegible]. PIID.       220-3035       EX   20276.00  20276.00
          400MHz Processor with 512K Cache

1    1    Logtec System Mouse w/ Driver Disks, Factory Install        310-0016

1    1    Rack Option, Rails for Dell PowerEdge 4300/6300,            310-0180
          Factory Install

1    1    Keyboard, Factory Install                                   310-7002

1    1    8 Bay Hard Drive Backplane, 1.6" or 1.0", for Dell          311-0485
          PowerEdge 6300, Factory Install

1    1    Dell PowerEdge 4300 400MHz, 512K Second Processor,          311-0605
          Factory Install

1    1    1GB DRAM, 2 X 512MB DIMMs, Factory Install                  311-0639

1    1    14/32X SCSI CD ROM, for Dell PowerEdge 4300/6300, 1st CD    313-0252
          Option, Factory Install

1    1    Monitor Option - None                                       320-3316

1    1    1.44MB, 3.5" Floppy Drive, for Dell PowerEdge 4300/6300     340-0608
          Factory Install

1    1    12/24GB DOS-3 Autoloader (192GB Total Capacity) Tape        340-0610
          Backup for Dell PowerEdge 6300 Factory Install

1    1    PERC2 Four Channel RAID Card, 64MB Cache, One Channel to    340-1031
          the Backplane, for Dell PowerEdge 4300/6300 Factory Install

1    1    18GB LVD SCSI Smart Hard Drive 10000RPM, for Dell           340-1113
          PowerEdge 6300, Factory Install

1    1    18GB LVD SCSI Smart Hard Drive 10000RPM, for Dell           340-1113
          PowerEdge 6300, Factory Install

1    1    18GB LVD SCSI Smart Hard Drive 10000RPM, for Dell           340-1113
          PowerEdge 6300, Factory Install

1    1    18GB LVD SCSI Smart Hard Drive 10000RPM, for Dell           340-1113
          PowerEdge 6300, Factory Install

1    1    Config #4, RAID 5, for Dell PowerEdge 4300                  340-5948
          Factory Install

1    1    READYWARE INSTALLATION FEE                                  365-1234

1    1    Backup Exec-Single Server Edition for NT (7.2) and          420-0184
          Netware (8.0), Factory Install

1    1    Autoloader Software Option and Single Server Backup Exec    420-0187
          7.2/8.0NW, for PowerEdge Servers, Factory Install

1    1    Intel Pro 100 Plus Ethernet Network Card.                   430-0111
          Factory Install

1    1    Intel Pro 100 Plus Ethernet Network Card.                   430-0111
          Factory Install

1    1    Microsoft NTS 4.0 on CD. 10 Client Access Licenses          430-2185
          OEM Packaging, US Version, Factory Install

1    1    *SelectCare, Next Business Day On-Site Service, Initial     900-1300
          Year, Wang

1    1    *SelectCare, Next Business Day On-Site Service, 2 Year      900-1302
          Extended, Wang

1    1    Install NT Server as Primary Domain Controller              365-5615

1    1    *BusinessCare Initial Year, DirectLine - Advanced Network   900-4915
          Operating System Phone Support Quantity 5 Resolutions
          ------SHIPPING/HANDLING CHARGE------

                                                                       EXHIBIT A

                      EQUIPMENT                                                         MODEL         SERIAL    PURCHASE
SUPPLIER   QUANTITY   DESCRIPTION                                                       NUMBER        NUMBER    PRICE
--------   --------   --------------------------------------------------------------    ------        ------    --------
   8          8       Dell Dimension XP-3 F445OMHz Pentium II Processor at 450MHz       220-1480 EA   1827.00   14616.00
                      Minitower
   8          8       Intelimouse. Factory install                                      310-0050
   8          8       Thank you for choosing Dell. Included in your order is a          310-3180
                      Dell Mouse Pad.
   8          8       Keyboard. Factory install                                         310-7002
   8          8       256MB, 3DRAM Memory, Factory install                              311-6377
   8          8       No modem requested for Dell Dimension                             313-3607
   8          8       No Speaker Requested                                              313-4514
   8          8       No Sound Requested                                                313-4515
   8          8       32X Max. Variable CD-ROM Drive, Factory install                   313-6500
   8          8       Video ready option w/o monitor                                    320-5000
   8          8       10MB 8TB nVideo TNT SD AGP Graphics Card Factory Install          320-3540
   8          8       8.4GB Ultra ATA Hard Drive 5400RPM Factory Install                340-4882
   8          8       3.5 144MB Floppy Drive, Factory Install                           340-7016
   8          8       Microsoft Internet Explorer v4.01., CD, English Factory Install   420-0155
   8          8       Microsoft Windows NT, Workstation, 4.0, Factory Install           420-6111
   8          8       3COM 3C905B Fast Etherlink XL 10/100 PCI NIC, Factory Install     430-3034
   8          8       "SelectCare, [ILLegible copy], Next Business Day On-Site          900-1600
                      Service Contract, 83C"
   8          8       "Next Business Day, Parts Delivery Service, Years 2 & 3 included  900-6112
   8          8       MS Office Small Business Edition 97.2                             412-0071
                      CD & No. Printed Manual, US English, Factory Install
   8          8       MS Encarta Encyclopedia 99, CD & Doc. US English, Factory Install 412-0301
   8          8       MS Office 2000 Small Business Upgrade Flyer, U.S. English         412-0524

                      ********** SHIPPING/HANDLING CHARGE **********                                              720.00

   1          1       Inspiron P300LT, Pentium II 15"XGA Active Matrix Display,         220-0917 EA   3533.00    3533.00
                      Floppy Drive included
   1          1       Part Replicator for all Inspiron 7000, Factory Install            310-0155
   1          1       Nylon Carrying Case, Universal Non-US for Dell                    310-0219
                      Inspiron Notebooks, Packaged with System
   1          1       Dell Inspiron 7000 Setup Video Packaged with System Factory       310-1221
                      Install
   1          1       1287MB SDRAM 2DiMMs, Memory for Inspiron 7000, Factory Install    310-1221
   1          1       56K Internal Modem for Inspiron 7000. Factory Install             313-0195
   1          1       2XDVD - Floppy Drive and Internal MPEG-2 Decoder Care, for        313-0381
                      Inspiron 7000. Factory Install
   1          1       ATI 4MG Video Card for Inspiron 7000. Factory Install             320-0080
   1          1       6.4GB Hard Drive 12.6MM, for Inspiron 7000, Factory Install       320-0060
   1          1       ConnectDirect 3.0 CD. US English, Factory Install                 412-0200
   1          1       America Online, CD and Documentation, US English,                 412-6890
                      Not Factory Installed
   1          1       Windows '98 CD for Inspiron 7000, Factory Install                 420-0182
   1          1       3COM 10/100 Cardbus LAN Card. FOR Dell Inspiron Notebooks,        430-0901
                      Factory Install
   1          1       "Portable Rapid Response" Initial Year PCSS                       900-5330
   1          1       "Portable Rapid Response" 2 Year Extended, PCSS                   900-5332
   1          1       MS Office Small Business Edition 97.2                             412-0072
                      CD & No Printed Manual, US English, Factory Install
   1          1       MS Office 2000 Small Business Upgrade Flyer, US English           412-0524
   1          1       MS Bookshelf 99. CD & Documents US English. Factory Install,      412-1398
                      OEM Product

                      ********** SHIPPING/HANDLING CHARGE **********                                               35.00

   1          1       Dell PowerEdge 2300 Base, PIID, 400MHz Processor with 512K        220-3172 EA   7697.00    7697.00
                      Cache
   1          1       Logtec System Mouse w/Driver Disks, Factory Install               310-0016
   1          1       Keyboard, Factory Install                                         310-7002
   1          1       Dell Power Edge, Processor Terminator Card. Factory Install       311-0247
   1          1       512MB RAM, 4 DIMMs, for Dell PowerEdge 2300, Factory Install      311-0440
   1          1       1X6 Hot Pluggable Backplane for Dell PowerEdge 2300,              311-0446
                      Factory Install

                                   EXHIBIT A

                                                                     Page 4 of 5

                        Equipment                                                         Model       Serial    Purchase
SUPPLIER    Quantity    Description                                                       Number      Number    Price

      1           1     14/32X SCSI CD-ROM, for Dell PowerEdge 2300, Black,               313-0264
                        Factory Install
      1           1     Monitor Option-None                                               320-0058
      1           1     Hard Drive Configuration #1, all On Board, Hard Drive             340-0543
                        Increasing Order, for Dell PowerEdge 2300, Factory Install
      1           1     1.44MB Floppy Drive for Dell PowerEdge 2300,                      340-0551
                        Factory Install
      1           1     12/192GB DDS-3 Auto Loader for Dell PowerEdge 2300, Black,        340-0785
                        Factory Install
      1           1     9.1GB LVD SCSI Hard Drive for Dell PowerEdge 2300                 340-0931
                        Server, Factory Install
      1           1     9.1GB LVD SCSI Hard Drive for Dell PowerEdge 2300                 340-0931
                        Server, Factory Install
      1           1     ReadyWare Factory Installation Service                            365-1234
      1           1     Backup Exec-Single Server Edition for NT (7.2) and                420-0184
                        NetWare (8.0), Factory Install
      1           1     Autoloader Software Option and Single Server Backup Exec          420-0187
                        7.2/8.0NW for PowerEdge Servers, Factory Install
      1           1     Intel Pro 100 Plus Ethernet Network Card,                         430-0111
                        Factory Install
      1           1     Microsoft NTS 4.0 on CD, 10 Client Access Licenses,               430-2185
                        OEM Packaging, US Version, Factory Install
      1           1      *SelectCare, Next Business Day On-Site Service, Initial          900-1300
                        Year, Wang
      1           1      *SelectCare, Next Business Day On-Site Service, 2 Year           900-1302
                        Extended, Wang
                         ******** SHIPPING/HANDLING CHARGE ********                                               90.00

      3           3     VIEWSONIC E651.15* (14"VIS) SHADOW MASK MONITOR E651.2            37498-43    EA         183.95       551.85
                         ******** SHIPPING/HANDLING CHARGE ********                                                            39.37

                  1     Dell PowerEdge 1300 Base,                                         220-0650             4,116.00     4,116.00
                        350MHz/512K Cache
                  1     Logitec System Mouse                                              310-0016
                        w/Driver Disks, Factory Install
                  1     Documentation, English, for Dell PowerEdge 1300,                  310-0326
                        Factory Install
                  1     Keyboard, Factory Install                                         310-7002
                  1     256MB RAM, 2 DIMMs, for Dell PowerEdge 2300,                      311-0437
                        Factory Install
                  1     Terminator Card, 100MHz, for Dell PowerEdge 1300,                 311-0655
                        Factory Install
                  1     14/32X, CD-ROM, Internal, Black, for Dell PowerEdge 1300,         313-0360
                        Factory Install
                  1     Monitor Option-None                                               320-0058
                  1     9.1GB LVD Hard Drive, First, for Dell PowerEdge 1300,             340-1466
                        Factory Install
                  1     9.1GB LVD SCSI Hard Drive, Additional,                            340-1469
                        for Dell PowerEdge 1300, Factory Install

                                   EXHIBIT A

                                                                     Page 5 of 5

                        Equipment                                                         Model       Serial    Purchase
SUPPLIER     Quantity   Description                                                       Number      Number    Price

                  1     9.1GB LVD SCSI Hard Drive, Additional,                            340-1469
                        for Dell PowerEdge 1300, Factory Install
                  1     PERC2/SC Single Channel RAID Card, 16MB Cache,                    340-1478
                        Cabled to the Backplane, for Dell PowerEdge 1300,
                        Factory Install
                  1     Hard Drive Configuration RAID 5,                                  340-1566
                        for Dell PowerEdge 1300, Factory Install
                  1     3.5", 1.44MB Floppy Drive, for Dell PowerEdge 1300,               340-1711
                        Factory Install
                  1     READYWARE INSTALLATION FEE                                        365-1234
                  1     No Operating System, Contains Utility Partition,                  420-0136
                  1     Intel Pro 100 Plus Ethernet Network Card,                         430-0111
                        Factory Install
                  1     SelectCare, Next Business Day On-Site Service,                    900-1300
                        Initial Year, Wang
                  1     Next Business Day, Parts Delivery Service                         900-5112

EQUIPMENT LOCATION:

INTERACTIVE TELESIS, INC.
535 ENCINITAS BLVD., SUITE 116
ENCINITAS, CALIFORNIA 92024

LESSEE            (Initial)
      ------------

LESSOR            (Initial)
      ------------